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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 17, 2005

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   000-23377                13-3699013
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)


  One Rockefeller Plaza, Suite 400 New York, New York         10020-2002
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       (Address of Principal Executive Offices)               (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 17, 2005, the registrant issued an earnings release related to its quarterly period ended September 30, 2005 and the text of that announcement is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Section 2, Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits

     Exhibit No.      Description

        99.1          Press Release dated October 17, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     INTERVEST BANCSHARES CORPORATION



Date: October 17, 2005               By:  /s/  Jerome Dansker
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                                          JEROME  DANSKER,
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                          (Principal Executive Officer)



Date: October 17, 2005               By:  /s/  Lowell S. Dansker
                                          -----------------------------------
                                          LOWELL S. DANSKER,
                                          VICE CHAIRMAN, PRESIDENT AND TREASURER
                                          (Principal Financial Officer)

                                INDEX TO EXHIBITS

Exhibit  No.     Description
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99.1             Press Release dated October 17, 2005